UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 28, 2015

VACCINOGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54997	14-1997223

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5300 Westview Drive, Suite 406, Frederick, MD		21703

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 668-8400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Subscription Agreement with Anders Halldin.

On January 28, 2015 Vaccinogen, Inc. (the “Company”, “we”, or “our”) entered into a subscription agreement (the “Subscription Agreement”) with Anders Halldin, a member of our board of directors, pursuant to which $5,000,000.50 of the funds due pursuant to the “Second Closing” under our binding agreement with The Investment Syndicate, as amended (the “TIS Agreement”) were deposited with the Company. This deposit of funds with the Company completes the “Second Closing” contemplated by the TIS Agreement. The TIS Agreement and the transactions contemplated thereby are further described in our Current Reports on Form 8-K filed with the SEC on April 28, 2014 and August 25, 2014.

Under the Subscription Agreement, we agreed to issue 909,091 units at $5.50 per unit, for a total of $5,000,000.50, to Mr. Halldin in accordance with Regulation S and/or Regulation D of the Securities Act of 1933, as amended. Each unit consists of one share of our common stock and one warrant, exercisable for five years, to purchase three tenths (0.3) of a share of common stock at an exercise price of $6.05 per whole share. Each unit contains anti-dilution rights providing for the issuance of additional adjustment shares, as described in the Subscription Agreement. As a result, we issued a total of 934,580 shares of our common stock and a warrant to purchase 272,727 shares of our common stock (the “Warrant”) at an exercise price of $6.05 per share.

These descriptions of the Subscription Agreement and the Warrant do not purport to be complete and are qualified in their entirety by reference to the agreements, each of which is attached to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Section 8 – Other Events

Item 8.01	Other Events

On January 28, 2015, the Company issued a press release describing the completion of the “Second Closing”. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit

Number	Description

4.1	Anders Halldin Warrant

10.1	Subscription Agreement with Anders Halldin

99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACCINOGEN, INC.

Date: January 29, 2015	By:	/s/ Andrew L. Tussing
Andrew L. Tussing
President and Chief Executive Officer

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Exhibit Index

Number	Description

4.1	Anders Halldin Warrant

10.1	Subscription Agreement with Anders Halldin

99.1	Press Release

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